UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2006
Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-51719 (Commission File Number)	65-1177591 (IRS Employer Identification No.)

650 Washington Road, 8th Floor Pittsburgh, Pennsylvania (Address of principal executive offices)	15228 (Zip Code)
Registrant’s telephone number, including area code: (412) 440-1400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02—Results of Operations and Financial Condition
Linn Energy, LLC today issued a press release announcing its earnings for the quarter and year ended December 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference. A teleconference call relating to this press release will be held on Tuesday, March 7, 2006 as previously announced, and is broadly accessible to the public.
This Form 8-K and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference into any registration statement of the issuer.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Linn Energy, LLC press release dated March 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC
Date: March 6, 2006	/s/ Donald T. Robinson
Donald T. Robinson
Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Linn Energy, LLC press release dated March 6, 2006